UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

YOU ON DEMAND HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

27 Union Square, West Suite 502
New York, New York 10003
Telephone No.: 212-206-1216
(Address and telephone number of Registrant's principal executive offices and principal place of business)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

YOU On Demand Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to update operating results for all periods covered in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”) and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “March 2013 10-Q”), in order to reflect the application of the requirements of Accounting Standards Codification ("ASC") 205-20, Presentation of Financial Statements - Discontinued Operations. This Form 8-K is not due to any error in prior filings however we are required to reflect the retrospective reclassification of our discontinued operations in our previously issued financial statements if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale. As part of our most recent private placement transaction completed on January 31, 2014, we are obligated to file a registration statement to register the shares issued in this situation, which requires us to make such update.

As previously disclosed in the Current Report on Form 8-K, filed on August 6, 2013, the Company, through its indirect variable interest entity in China, Beijing China Broadband Network Technology Co., Ltd. (“WFOE”) entered into an Equity Transfer Agreement on May 20, 2013, with Shandong Broadcast Network (“Shandong Broadcast”) pursuant to which the parties conditionally agreed to the sale to Shandong Broadcast of all of WFOE’s equity interest in Jinan Guangdian Jia He Broadband Co., Ltd. (“Jinan Broadband”), a joint venture owned 51% by WFOE and 49% indirectly by Shandong Broadcast. Based on the agreements between the parties, the sale of Jinan Broadband to Shandong Broadcast became final on July 31, 2013.

As a result of the sale of Jinan Broadband, as such, Jinan Broadband’s assets and liabilities have been classified on the balance sheet as assets and liabilities of discontinued operations and its operating results have been classified as discontinued operations in our statements of operations for all periods presented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2013 and September 30, 2013, in accordance with ASC 205-20.

This Current Report on Form 8-K specifically updates the following information:

  Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;
  Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2012 10-K, included in Exhibit 99.1 to this report and incorporated herein by reference;
  Part II, Item 8: Financial Statements and Supplemental Data from the 2012 10-K, included in Exhibit 99.2 to this report and incorporated herein by reference;
  Part I, Item 1: Financial Statements from the March 2013 10-Q, included in Exhibit 99.3 to this report and incorporated herein by reference; and
  Part II, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the March 2013 10-Q, included in Exhibit 99.4 to this report and incorporated herein by reference.

With respect to the information from the 2012 10-K, this Current Report on Form 8-K does not reflect events occurring after April 8, 2013, the date that the Company filed the 2012 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the retrospective reclassification of results for Jinan Broadband in discontinued operations as described above and set forth in Exhibits 99.1 and 99.2, attached hereto. For information on developments regarding the Company since the filing of the 2012 10-K, please refer to the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and other subsequent SEC filings. Similarly, with respect to the information from the March 2013 10-Q, this Current Report on Form 8-K does not reflect events occurring after May 15, 2013, the date that the Company filed the March 2013 10-Q, and does not modify or update the disclosures therein in any way, other than as required to reflect the retrospective reclassification of results for Jinan Broadband in discontinued operations as described above and set forth in Exhibits 99.3 and 99.4, attached hereto. For information on developments regarding the Company since the filing of the March 2013 10-Q, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2013 and September 30, 2013 and other subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2012 10-K, as revised
99.2	Part II, Item 8: Financial Statements and Supplemental Data from the 2012 10-K, as revised
99.3	Part I, Item 1: Financial Statements from the March 2013 10-Q, as revised
99.4	Part II, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the March 2013 10-Q, as revised
101	Interactive data files pursuant to Rule 405 of Regulation S-T (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOU ON DEMAND HOLDINGS, INC.

Date: February 5, 2014	By:	/s/Marc Urbach
Marc Urbach
President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2012 10-K, as revised
99.2	Part II, Item 8: Financial Statements and Supplemental Data from the 2012 10-K, as revised
99.3	Part I, Item 1: Financial Statements from the March 2013 10-Q, as revised
99.4	Part II, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the March 2013 10-Q, as revised
101	Interactive data files pursuant to Rule 405 of Regulation S-T (furnished herewith)